UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

On August 11, 2011, Varian Semiconductors Equipment Associates, Inc., a Delaware corporation (the “Company”), convened a special meeting of its stockholders (the “Meeting”). The Meeting was called to vote on the following proposals:

(1)

Adoption of Merger Agreement. Proposal to adopt the Agreement and Plan of Merger, dated as of May 3, 2011, by and among the Company, Applied Materials, Inc., a Delaware corporation, and Barcelona Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Applied Materials, Inc. (the “merger agreement”).

(2)

Adjournment Proposal. Proposal to adjourn the Meeting, if necessary or appropriate, to allow for the solicitation of additional proxies if there are insufficient votes at the time of the Meeting to adopt the merger agreement.

(3)

Advisory Vote on Golden Parachute Compensation. Proposal to approve, by non-binding, advisory vote, “golden parachute” compensation that certain executive officers of the Company will receive in connection with the merger of the Company with and into Barcelona Acquisition Corp.

There were 77,144,253 shares of common stock of the Company outstanding as of the record date for the Meeting (June 27, 2011). A quorum was present at the Meeting. Proposal 1 was approved by the stockholders, with 68.5% of the outstanding shares eligible to vote and 99.4% of the shares present in person or represented by proxy at the Meeting voting “FOR” adoption of the merger agreement. Because sufficient votes were received to pass Proposal 1, Proposal 2 was not voted upon at the Meeting. Proposal 3 was approved by the stockholders, with 84.2% of the shares present in person or represented by proxy at the Meeting voting “FOR” the advisory vote on golden parachute compensation. The voting results of Proposals 1 and 3 are as follows:

	For	Against	Abstain
Proposal 1
Adoption of Merger Agreement	52,840,671	237,360	74,889

Proposal 3
Advisory Vote on Golden Parachute Compensation	44,749,004	6,627,132	1,776,784

Item 8.01       Other Events.

On August 12, 2011, the Company issued a press release announcing the results of the Meeting, the text of which is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Press Release issued by Varian Semiconductor Equipment Associates, Inc., dated August 12, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
(Registrant)

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday

Title:	Executive Vice President and Chief Financial Officer

Date: August 12, 2011

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